CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statement (Form S-8
No. 33-53898).


                                      /s/ ARTHUR ANDERSEN LLP
                                      ARTHUR ANDERSEN LLP





Minneapolis, Minnesota
March 29, 1995